SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 25, 2004
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                               CYTOGEN CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-14879                 22-2322400
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ                08540
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         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
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ITEM 5.     OTHER EVENTS.

         On June 25, 2004, Cytogen Corporation, a Delaware corporation (the "Company") and Advanced Magnetics, Inc. announced that Advanced Magnetics submitted a response to the approvable letter received from the United States Food and Drug Administration for Combidex(R), Advanced Magnetics' investigational molecular imaging agent to aid in the diagnosis of metastatic lymph nodes.

         A copy of the related press release of the Company and Advanced Magnetics, dated June 25, 2004, is filed herewith as Exhibit 99.1, and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such Exhibit.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

              Exhibit No.    Description
              -----------    -----------

                 99.1 Press release of the Company and Advanced Magnetics dated June 25, 2004.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CYTOGEN CORPORATION


                               By:    /s/ Michael D. Becker
                                      ----------------------------------------
                                      Michael D. Becker
                                      President and Chief Executive Officer

Dated:   June 25, 2004



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                                  EXHIBIT INDEX


              Exhibit No.    Description
              -----------    -----------
                 99.1        Press release of the Company and Advanced Magnetics
                             dated June 25, 2004.